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EXHIBIT 10.9

                               FINANCING AGREEMENT



         THIS FINANCING AGREEMENT ("Financing Agreement") is dated as of May 24, 2002 by and between MED-EMERG INTERNATIONAL, INC., an Ontario corporation, with headquarters located at 2550 Argentia Road, Suite 205, Mississauga, Ontario Canada L5N 5R1 ("Company"), and BRECKENRIDGE FUND LLC, a New York limited liability company located at 45 Orchard Street, Manhasset, New York (who, together with permitted assigns, will be collectively referred to herein as the "Lender").

                               W I T N E S S E T H

         WHEREAS, the Company wishes to induce the Lender to loan to the Company, and the Lender is willing to loan to the Company, subject to the terms and conditions set forth herein, Six Hundred Thousand and 00/100 ($600,000.00).

         NOW, THEREFORE, for and in consideration of the premises and the mutual agreement contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. LOAN. (a) Subject to the terms and conditions set forth herein, the Lender shall loan to the Company Six Hundred Thousand and 00/100 ($600,000.00) Dollars (the "Loan"), by the



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delivery of $600,000.00 to the Company in same day U.S. funds by wire transfer to an account designated by the Company.

         (b) In consideration of the Loan and to collateralize the Company's obligations hereunder and under the Related Agreements (as defined below in Paragraph 3(b)), the Company shall issue:

                  (i) a promissory note (the "Note") for the amount of Seven Hundred Twenty Thousand Dollars ($720,000.00), substantially in the form of Exhibit A, payable to the order of the Lender;

                  (ii) 216,000 legended shares of Common Stock of the Company, with the Registration Rights set forth in the annexed Registration Right Agreement (the "Shares");

         2.       Reserved.

         3.      MUTUAL DELIVERIES.

                 (a) Upon the delivery by the Lender of the Loan as provided in
Section 1 above, the Company shall deliver to the Lender the Note.

                 (b) The Company shall also deliver, or cause to be delivered, the original or execution copies of the following instruments and agreements duly executed by all parties thereto other than the Lender (together with the Note - the "Related Agreements"):


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                           (i)     this Financing Agreement

                          (ii)     the Shares in the form attached as Exhibit B;
and

                          (iii)    Pledge Agreement of H.T. Ardinger & Sons Co.,
Inc and H.T. Ardinger and Exhibits thereto (in the form attached as Exhibit C);

                           (iv)    the opinions of counsel in the form attached
as Exhibit D, and

                          (v)      The Registration Rights Agreement in the form
attached as Exhibit E.

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Lender that except as described in the Company's reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Reports"):

                 (a) The Company has the corporate power and authority to enter into this Financing Agreement and the Related Agreements and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Financing Agreement and the Related Agreements and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company. This Financing Agreement and the Related Agreements have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against it in accordance with their respective terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to

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the application of equitable principles in any proceeding (legal or equitable).

                 (b) The execution, delivery and performance by the Company of this Financing Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby do not and will not breach or constitute a default under any applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding on the Company which breach or default could reasonably by expected to have a material and adverse effect on the Company.

                 (c) Except as set forth in Schedule 4(c) hereto, the Company is in material compliance with all applicable laws, regulations, judgments, decrees and orders material to the conduct of its business.

                 (d) Except as set forth in Schedule 4(d) hereto, there is no pending, or to the knowledge of the Company, threatened, judicial, administrative or arbitral action, claim, suit, proceeding or investigation which might affect the validity or enforceability of this Financing Agreement or the Related Agreements or which involves the Company and which if adversely determined, could reasonably be expected to have a material adverse effect on the Company.

                 (e) Except for filings that may be required under federal or state securities laws, no consent or approval of, or exemption by, or filing with, any party or governmental or public body or authority is required in connection with the execution, delivery and performance under this


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Financing Agreement or the Related Agreements or the taking of any action contemplated hereunder or thereunder.

                 (f) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Province of Ontario. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its current ownership or leasing of any properties or its ownership or leasing of any properties or the character of its operations as currently conducted requires such qualification or licensing, except where the failure to be so qualified would not have a material adverse effect on the Company. The Company has all corporate power and authority, and has obtained all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies necessary to own or lease its properties and conduct its business as currently conducted other than those authorizations, approvals and such other documents the lack of which could not reasonably be expected to have a material and adverse effect on the Company.

                 (g) The execution, delivery and performance of this Financing Agreement by the Company and the Related Agreements to be delivered hereunder and the consummation of the transactions contemplated hereby and thereby will not: (i) violate any provision of the Company's articles of incorporation or bylaws, (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of the effect of, otherwise, give any other contracting party


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the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the Company is a party or by or to which the Company or any of the Company's assets or properties may be bound or subject, (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body by which the Company, or the assets or properties of the Company are bound, (iv) to the Company's knowledge, violate any statute, law or regulation.

                 (h) Except as set forth in Schedule 4(h) hereto, there has been no material adverse change in the capitalization, assets, liabilities or income of the Company since the issuance of the financial statements, for the period ending December 31, 2001, delivered to Lender.

                 (i) The Company is not in possession of, nor has the Company or its agents disclosed to Lender, any material non-public information (not including the information relating to the negotiations for, and the transaction contemplated by, this Financing Agreement and also not including the information contained in Schedule 7(j), both of which could be considered "material" and which have not yet been publicly announced) that (a) if disclosed, would reasonably be expected to have a materially adverse effect on the price of the Common Stock, or (b) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

                 (j) To the Company's knowledge, none of the following has occurred during the


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past ten (10) years with respect to the Company (or any subsidiary or predecessor entity) or control person of the Company (a "Person"):

        (1) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

        (2) Such Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

        (3) Such Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

                (i) Acting, as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other person regulated by the Commodity Futures Trading Commission ("CFTC") or engaging in or continuing any conduct or practice in connection with such activity;


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                (ii) Engaging in any type of business practice; or

                (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

        (4) Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3) of this item, or to be associated with persons engaged in any such activity;

        (5) Such person was found by a court of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

                 (k) Except for Waterford Capital Partners, Inc., the Company represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the Lender. The Company agrees to indemnify the Lender against and hold the Lender harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered in connection

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with this Financing Agreement or the transactions contemplated hereby.

                 (l) The Company intends to use the proceeds from the Loan for the purpose of working capital, and the Company anticipates that it will be able to repay all borrowings from its future cash flow or from further investment. In addition, the Company believes that it will be able to, and intends to, comply with all of its obligations and covenants as set forth in the Related Agreements. Consequently, the Company does not believe, and does not intend, that the pledge of shares pursuant to the Related Agreements, will be called. Consequently, and without limiting the generality of the foregoing, the Company warrants that the pledge of the shares is for security only and not in contemplation of a sale of such shares by the Lender. The Company has not arranged for the pledge of the shares as a part of any plan for the further distribution of the pledged securities.

                 (m) This agreement is being entered into as a commercial transaction. The execution and delivery of this Agreement and the Note will not be in violation of the provisions of Article 5, Title 5 of the General Obligations Law of the State of New York, or any provisions of similar import, in any relevant jurisdiction, with regard to usurious transactions, and if necessary, the Company will secure any necessary regulatory approval.

        5. REPRESENTATIONS AND WARRANTIES OF THE LENDER. The Lender hereby represents and warrants to the Company that:

           (a) If the Lender is a corporation, the Lender has the corporate power and authority


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to enter into this Financing Agreement and the Related Agreements and to perform its obligations hereunder and thereunder. The execution and delivery by the Lender of this Financing Agreement and the Related Agreements and the consummation by the Lender of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Lender.
This Financing Agreement and the Related Agreements have been duly executed and delivered by the Lender and constitute valid and binding obligations of the Lender, enforceable against it in accordance with their respective terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the application of equitable principles in any proceeding (legal or equitable).

                 (b) The execution, delivery and performance by the Lender of this Financing Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby do not and will not breach or constitute a default under any applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding on the Lender.

                 (c) There is no pending, or to the knowledge of the Lender, threatened, judicial, administrative or arbitral action, claim, suit, proceeding or investigation which might affect the validity or enforceability of this Financing Agreement or the Related Agreements.

                 (d) No consent or approval of, or exemption by, or filing with, any party of governmental or public body or authority is required in connection with the execution, delivery and


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performance under this Financing Agreement or the Related Agreements or the taking of any action contemplated hereunder or thereunder.

                 (e) The Lender qualifies as an accredited investor for purposes of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act") and Rules 501(a) and 215 thereunder. The Lender acknowledges that it has made an independent due diligence investigation of the Company and has reviewed each of the Reports and that the Company has made available to the Lender at a reasonable time prior to the execution of this Financing Agreement. The Lender has had the opportunity to ask questions and receive answers concerning the business and affairs of the Company and the terms and conditions of the sale of securities contemplated by this Financing Agreement and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to the Lender.

                 (f) The Lender understands that the Note, and certain of the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being or will be acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933 and applicable state law only in certain limited circumstances. In this regard, the Lender represents that it is familiar with Rule 144 under the Act, as presently in effect, and


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understands the resale limitations imposed thereby and by the Act. The Lender understands that it is accepting the Note and the restricted Shares, the Lender will accept such securities for investment purposes only and without the view toward the further distribution of such securities except pursuant to a registration statement that may be effective permitting the public offer or sale of such securities, or pursuant to an exemption from registration under federal and applicable state laws. In the event the Lender does attempt to offer or sell the Note, or the restricted Shares in the circumstances contemplated by the preceding sentence, the Lender will do so only in accordance with the requirements of federal and applicable state laws and interpretations thereof.

                 (g) The Lender has no intention or right to obtain the shares of the Company's common stock pledged by certain affiliates of the Company to collateralize the repayment of the Note and the Company's performance of its covenants in this Financing Agreement and the Related Documents except as permitted in the Related Documents following a default by the Company and the guarantors, not cured in accordance with the terms of the Related Documents. The Lender has no intention to sell the pledged shares except after a foreclosure accomplished pursuant to the preceding sentence. The Lender has not sought the pledge of the shares pursuant to the Related Documents as a part of any plan or scheme to distribute any securities in a manner not in compliance with the requirements of federal and all applicable state laws.

                 (h) The Lender is a legal resident of the state set forth beneath his, her, or its


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signature to this Financing Agreement, and there is no basis that the Lender can claim residence in any state other than such state.

                 (i) The Lender is not, and has never been, an "affiliate" of the Company as the term "affiliate" is defined in Rule 405 of Regulation C adopted under the Securities Act of 1933, as amended. If the Lender becomes an affiliate of the Company at any time during the period the Note is outstanding, the Lender will notify the Company in writing.

        6.       RIGHT OF FIRST REFUSAL, SPECIAL DILUTION PROTECTION.

                 (a) The Company covenants and agrees that if during the period from the date hereof through and including the date which is one (1) year payment in full of the Note, , the Company offers to enter into any transaction (a "New Transaction") for the sale of Common Stock, or securities convertible into Common Stock (other than in connection with an acquisition, merger or other business combination), the Company shall notify the Lender in writing of all of the terms of such offer (a "New Transaction Offer"). The Lender shall have the right (the "Right of First Refusal"), exercisable by written notice given to the Company by the close of business on the tenth business day after the Lender's receipt of the New Transaction Offer (the "Right of First Refusal Expiration Date"), to participate in all or any part of the New Transaction Offer on the terms so specified.

                 (b) If, and only if, the Lender does not exercise the Right of First Refusal in full, the Company may consummate the remaining portion of the New Transaction with any New Lender on the terms specified in the New Transaction Offer within sixty (60) days of the Right of First


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Refusal Expiration Date.

                 (c) If the terms of the New Transaction to be consummated with such other party differ from the terms specified in the New Transaction Offer so that the terms are more beneficial in any respect to the New Lender, the Company shall give the Lender a New Transaction Offer relating to the terms of the New Transaction, as so changed, and the Lender"s Right of First Refusal and the preceding terms of this paragraph shall apply with respect to such changed terms.


        7. COVENANTS OF THE COMPANY. The Company covenants and agrees that, so long as the Note shall be outstanding, except as otherwise required under the Related Agreements, the Company shall:

                 (a) Promptly pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits, or upon any of its property, before the same shall become in default as well as all lawful material claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that it shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings, and the Company shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested.

                 (b) Pay, or cause to be paid, all material financing obligations and perform, or cause to be performed, all material obligations promptly and in accordance with the respective terms thereof.

                 (c) Implement and maintain a standard system of accounting in accordance with


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generally accepted accounting principles ("GAAP").

                 (d) Provide or otherwise make available to the Lender as soon as available after the end of each fiscal year of the Company, its annual report on Form 10-KSB or similar reports.

                 (e) Do, or cause to be done, all things that may be necessary to (i) maintain its due organization, valid existence and good standing under the laws of its state of incorporation; (ii) preserve and keep in full force and effect all qualifications, registrations and licenses in those jurisdictions in which the failure to do so could or would have a material adverse effect; (iii) maintain its power or authority to carry on its business as now conducted; and
(iv) use its best efforts to keep available the services of its key present employees and agents and maintain its current relations with suppliers, customers, distributors and joint venture partners (subject to the business judgment of executive management).

                 (f) At all times maintain, preserve, protect and keep material property used and useful in the conduct of its business in a manner not substantially different from the manner in which the Company maintained, preserved, protected, and kept its material property prior to the date of this Financing Agreement.

                 (g) Keep insurance on its property in a manner not substantially different from the manner in which the Company maintained insurance prior to the date of this Financing Agreement.

                 (h) Not assume, guaranty or otherwise, directly or indirectly, become liable or responsible for the obligations of the any other person or entity, except for 75% or greater owned subsidiaries, for the purpose of paying or discharging the obligations of such person or entity unless such guarantees relate to the business of the Company, are incurred in the ordinary course of its business and do not exceed in the aggregate $50,000.


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                 (i) Not declare or pay any cash dividends or authorize or make any other distribution on any class of equity securities of the Company.

                  (j) Except as set forth in Schedule 7(j) hereto, not consolidate with or merge with or into any entity or sell, lease, transfer, exchange or otherwise dispose of any material part of its properties and assets except in the ordinary course of business, however, the Company may engage in any of the foregoing transactions with a parent or subsidiary of the Company so long as such parent or subsidiary assumes the obligations of the Company hereunder.

                  (k) Not enter into any agreement or understanding which may, directly or indirectly, cause or effect a change in "control" as defined in Rule 405 under the Securities Act of 1933, without the prior written consent of the Lender.

        (8) REGISTRATION RIGHTS. (a). In addition to the rights provided under the Registration Rights Agreement, the Lender shall have piggy-back registration rights with respect to the Shares then held by the Lender subject to the conditions set forth below. If the Company participates (whether voluntarily or by reason of an obligation to a third party) in the registration of any shares of the Company's stock (other than a registration on Form S-4, S-8 or successor form), the Company shall give written notice thereof to the Lender and the Lender shall have the right, exercisable within ten (10) business days after receipt of such notice, to demand inclusion of all or a portion of the Lender's Shares in such registration statement subject, in the event of an underwritten offering, to customary cutbacks and lock-ups requested by the managing underwriter of all selling stockholders thereunder, on a pro-rata basis with such other selling stockholders. In the event of an underwritten offering, the right of any Lender to registration pursuant to the piggyback registration rights granted to the Lender pursuant to this Section shall be conditioned upon such Lender's participation in such


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underwriting and the inclusion of such Lender's Shares in the underwriting.
Lender proposing to distribute their Shares through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. If the Lender exercises such election, the Shares so designated shall be included in the registration statement at no cost or expense to the Lender. The Company shall not be obliged to effect registration under the Securities Act pursuant to this Section (a) on more than one occasion; PROVIDED, HOWEVER, that this limitation shall not apply if the number of shares requested to be registered by the Holder shall have been reduced pursuant to the first sentence of this Section (a) unless and until the occurrence of an occasion on which the shares requested by the Holder to be registered have not been so reduced.

(b) GENERAL CONDITIONS. In connection with each registration effected pursuant to Section (a), the Company and the Lender agree as follows:

(i) INDEMNIFICATION OF LENDER. The Company shall indemnify and hold harmless the Lender against any and all losses, claims, damages, or liabilities to which the Lender may become subject under the Securities Act, or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of the Company, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any action insofar as any such losses, claim, damages, liabilities or actions arise out of or are based upon 1) any untrue statement or alleged untrue statement of a material fact, contained in the registration statement relating to the sale of the Shares, or any post-effective amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, 2) any untrue statement or alleged untrue statement of a material fact, contained in a preliminary prospectus, if used prior to the effective date of such registration statement, or contained in the prospectus (as amended or supplemented, if the Company shall have filed with the SEC any amendment thereof or supplement thereto), if used within the period during which the Company is required to keep the registration statement to which the prospectus relates current pursuant to the

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terms hereof, or the omission or alleged omission to state therein (if so used)
the material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The indemnification agreement contained in this agreement, however, shall not: 1) apply to such losses, claims, damages, liabilities, or actions arising out of, or based upon, any such untrue statement or alleged omission, if such statement or omission was in reliance upon and in conformity with the information furnished in writing to the Company by the Lender for use in the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any amendment thereof or supplement thereto, or 2) inure to the benefit of any underwriter from whom the person asserting any such losses, claims, damages, expenses or liabilities purchased the securities which are the subject thereof (or to the benefit of any person controlling such underwriter), if such underwriter failed to send or give a copy of the prospectus to such person at or prior to the written confirmation of the sale of such securities to such person.

 (ii) INDEMNIFICATION OF THE COMPANY. The Lender and each underwriter of the Shares to be registered (such party and such underwriters being referred to severally in this subparagraph as the "Indemnifying Party") shall agree, in the same manner and to the same extent as set forth in the preceding paragraph, to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, its directors and those officers of the Company who shall have signed such registration statement, with respect to any statement in or omission from such registration statement or any post-effective amendment thereof or any preliminary prospectus (as amended or supplemented, if amended or supplemented as aforesaid) contained in such registration statement, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Indemnifying Party for use in such registration statement or any preliminary prospectus or prospectus contained in such registration statement or any amendment thereof or supplement thereto.

 (iii) NOTICE OF INDEMNIFIABLE ACTION. Each indemnified party will, promptly after the receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from a party hereto on account of an indemnity agreement contained in this Section, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indemnifying party of any such action shall relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in this Section, but shall not relieve the indemnifying party from any other liability which it may have to such indemnified party.

 (iv) The Lender's rights under this Section 8 shall expire at such time as the Lender can sell all of the Shares under Rule 144 (k) without volume or other restrictions or limit.

         (9)      INDEMNIFICATION.   (a)       If

                  (i) the Lender becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by the Related Agreements, or if such Lender is impleaded in any such action, proceeding or investigation by any person, or

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         (ii) the Lender becomes involved in any capacity in any action, proceeding or investigation brought by the Securities and Exchange Commission, any self-regulatory organization or other body having jurisdiction in connection with or as a result of the consummation of the transactions contemplated by the Related Agreements, or

         (iii) if the Lender is impleaded in any such action, proceeding or investigation by any person, then in any such case, the Company hereby agrees to indemnify, defend and hold harmless the Lender from and against and in respect of all losses, claims, liabilities, damages or expenses resulting from, imposed upon or incurred by the Lender, directly or indirectly, and reimburse such Lender for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. The foregoing indemnification does not include any obligation to reimburse the Lender for internal and overhead costs for the time of any officers or employees of the Lender devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of the Note and Related Agreements. The indemnification and reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, and shall extend upon the same terms and conditions to any affiliates of the Lender who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Lender and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Lender, any such affiliate and any such person. The Company also agrees that neither the Lender nor any such affiliate, partner, director, agent, employee or controlling person shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the transactions hereunder, except as provided in or contemplated by the Note or Related Agreements unless such action by the Lender or any affiliate, partner, director, agent, employee, or controlling person results from the fraud, negligence, criminal act or omission, or other action or omission by such person that violates any applicable law or regulation.

         (b) Notwithstanding the above, the Company shall have no obligation under this Section 9 if any such action, proceeding, or investigation arises out of or relates to any fraudulent, negligent, or criminal act or omission of the Lender or any affiliate, partner, director, agent, employee, or controlling person of the Lender in connection with the transactions contemplated by this Financing Agreement or otherwise, or other action or omission by such person that violates any applicable law or regulation.

         10. ASSIGNMENT. This Financing Agreement and the Related Agreements may be assigned by the Lender to transferees or assignees of the Note, provided that such assignment or transfer is accomplished in accordance with all applicable laws and in a manner that is reasonably satisfactory to the Company, and provided further that the Company is, prior to or simultaneously with such transfer, furnished with written notice of the name and address of such transferee or assignee, and such assignee agrees in writing to be bound by the terms hereof and provided further that, if the Note is only assigned or transferred in part, then such assignment shall only be made in part on an appropriate proportionate basis. If there is a conflict between this provision and any provision of the Related Agreements, this provision shall govern.

         11. [RESERVED]

         12. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or seven business days after deposit in the United States Postal Service, by (a) advance copy by fax, and (b) mailing by express courier or registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:                   MED-EMERG INTERNATIONAL INC.
                           2550 Argentia Road, Suite 205
                           Mississauga, Ontario, Canada L5N 5R1
                           Tel: (905) 858-1368







                           with a copy to:  (which shall not constitute notice)




                           Telephone No.:
                           Facsimile No.:   and



                           Telephone No.:
                           Facsimile No.:

LENDER: to the address, telephone number, and facsimile number set forth beneath his, her or its signature, below.





ESCROW AGENT:              Krieger & Prager, Esqs.
                           39 Broadway, Suite 1440
                           New York, New York 10006
                           Telephone No.: (212) 363-2900
                           Facsimile No.: (212) 363-2999

         13. SEVERABILITY. If a court of competent jurisdiction determines that any provision of this Financing Agreement is invalid, unenforceable or illegal for any reason, such determination shall not affect or impair the validity, legality and enforceability of the other provisions of this Financing Agreement. If any such invalidity, unenforceability or illegality of a provision of this Financing Agreement becomes known or apparent to any of the parties hereto, the parties shall negotiate promptly and in good faith in an attempt to make appropriate changes and adjustments to such provision specifically and this Financing Agreement generally to achieve as closely as possible, consistent with applicable law, the intent and spirit of such provision specifically and this Financing Agreement generally.

         14. EXECUTION IN COUNTERPARTS. This Financing Agreement may be signed in any number of counterparts with the same effect as if the signatures upon any counterpart were upon the same instrument. All signed counterparts shall be deemed to be one original. This Financing Agreement, once executed by a party, may be delivered to the other parties hereto by telephone line facsimile transmission of a copy of this Financing Agreement bearing the signature of the parties so delivering this Financing Agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

         15. EXPENSES. Each party shall bear its own expenses in connection with the preparation of this Financing Agreement and the Related Agreements. In order to a portion of the expenses incurred by the Lender and others involved in the transaction, the Company will pay the Lender's due diligence expenses, and $13,000 to the law firm of Krieger & Prager, LLP on behalf of the Lender and others, to be allocated as the Lender may deem appropriate.

         16. GOVERNING LAW. This Financing Agreement and the Related Agreements shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Financing Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON COVENIENS, to the bringing of any such proceeding in such jurisdictions.

         17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

                  (a) The Lender has the right to rely fully upon the representations, warranties, covenants and agreements of the Company contained in this Agreement or in any documents delivered pursuant to this Agreement. All such representations and warranties of the Company shall survive the execution and delivery of this Agreement, the Lender's advancement of the Loan, and the Company's delivery of the Note to the Lender hereunder. All such representations and warranties of the Company shall continue in full force and effect for six months from the date of payment in full of the Note with respect to claims which may arise hereunder or under the Related

Documents.

                  (b) The Company has the right to rely fully upon the representations, warranties, covenants and agreements of the Lender contained in this Agreement or in any documents delivered pursuant to this Agreement. All such representations and warranties of the Lender shall survive the execution and delivery of this Agreement, the Lender's advancement of the Loan, and the Company's delivery of the Note to the Lender hereunder. All such representations and warranties of the Lender shall continue in full force and effect for six months from the date of payment in full of the Note with respect to claims which may arise hereunder or under the Related Documents.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Financing Agreement as of the date first written above.

                          MED-EMERG INTERNATIONAL INC.


                          By: ______________________________________
                                                       , President




                           BRECKENRIDGE FUND LLC

                           By:______________________________
                                   Its Manager

                           By: ______________________________________
                                      Name:
Tax ID #                              Title:
____________________                  Address:45 Orchard Street,
                                             Manhasset, New York
State of Residence for the Lender:    Telephone: 516-365-4440
                                      Facsimile: 516


SCHEDULES

Schedule 4(c)  There are no exceptions except as set forth in the Reports.

Schedule 4(d)  There is no litigation (etc.) except as set forth in the Reports.

Schedule 4(h)  There are no exceptions except as set forth in the Reports.

                                    EXHIBIT A

                                  FORM OF NOTE

                                    EXHIBIT B

                                   THE SHARES

                                    EXHIBIT C

                                PLEDGE AGREEMENT

                                    EXHIBIT E

                          REGISTRATION RIGHTS AGREEMENT